UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

000-55363	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

67 W. Easy Street, Unit 115

Simi Valley, CA 93065

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Iliad Research and Trading, L.P. Note Purchase Agreement and Promissory Note

On August 12, 2015, Vapor Hub International Inc. (the “Company”) entered into a Note Purchase Agreement (the “Purchase Agreement”) with Iliad Research and Trading, L.P., a Utah limited partnership (the “Investor”), pursuant to which the Company concurrently issued to the Investor a Promissory Note in a principal amount of $245,000 (the “Note”).  The principal amount includes an original issue discount of $40,000 plus an additional $5,000 to cover the Investor’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the transaction (the “Transaction Costs”).  In consideration for the Note, the Investor paid an aggregate cash purchase price of $200,000, computed as follows: $245,000 original principal balance, less the original issue discount of $40,000, and less the Transaction Costs.  The Note matures on February 12, 2016.  The Company may prepay all or a portion of the amount owed earlier than it is due without penalty and if the Company prepays $225,000 on or before November 9, 2015, the Note will be deemed paid in full.

Interest does not accrue on the unpaid principal balance of the Note unless an event of default occurs.  Upon the occurrence of an event of default, the outstanding balance of the Note will bear interest at the lesser of the rate of 18% per annum or the maximum rate permitted by applicable law.  In addition, if an event of default occurs under the Note, the Investor may declare all unpaid principal, plus all accrued interest and other amounts due under the Note to be immediately due and payable at an amount equal to 115% of the outstanding balance of the Note as of the date of the applicable event of default, plus all interest, fees and charges that may accrue on such outstanding balance thereafter.

The foregoing descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Iliad Research and Trading, L.P. is an affiliate of Typenex Co-Investment, LLC, a Utah limited liability company.  The Company is party to debt facilities with Typenex Co-Investment, LLC which were entered into on November 4, 2014 and June 4, 2015, respectively, and which are described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 10, 2014 and June 8, 2015, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provide in response to Item 1.01 of this Current Report on form 8-K is incorporated by reference into this item 2.03.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description of Exhibit
10.1	Note Purchase Agreement, dated as of August 12, 2015, by and between the Company and Iliad Research and Trading, L.P.
10.2	Promissory Note issued to Iliad Research and Trading, L.P. on August 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR HUB INTERNATIONAL INC.

Date:	August 18, 2015	By:	/s/ Lori Winther
Lori Winther
Chief Financial Officer

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